TRADE PAYABLES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	[1]	Dec. 31, 2018 CNY (¥)
TRADE PAYABLES [abstract]
Payables to third parties	¥ 844,487			¥ 826,717
Payables to related parties	693,611			614,117
Total trade payables	¥ 1,538,098	$ 220,934		¥ 1,440,834

[1]	Translation of amounts from Renminbi ("RMB") into United States dollars ("US$") for the convenience of the reader has been made at US$1.00=RMB6.9618, the certified exchange rates for December 31, 2019 as published by the Federal Reserve Board of the United States. No representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate on December 31, 2019 or on any other date.